                                EXHIBIT (8)(b)(1)

                  AMENDMENT NO. 11 TO PARTICIPATION AGREEMENT

                                 AMENDMENT NO.1l

                             PARTICIPATION AGREEMENT

The Participation Agreement (the "Agreement"), dated as of May 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust; A I M Distributors, Inc., a Delaware corporation; Transamerica Life Insurance Company, an Iowa life insurance company; and AFSG Securities Corporation, a Pennsylvania corporation, is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                SERIES I SHARES

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             Funds Available                         Separate Accounts                         Policies Funded
           Under the Policies                       Utilizing the Funds                   by the Separate Accounts
--------------------------------------------------------------------------------------------------------------------------
.. AIM V.I. Balanced Fund                  Retirement Builder Variable Annuity     .    Transamerica Life Insurance Company
.. AIM V.I. Capital Appreciation Fund      Account                                      Policy Form No. AV288 101 95 796
.. AIM V.I. Dent Demographic Trends Fund                                                under marketing names: "Retirement
.. AIM V.I. Government Securities Fund     Legacy Builder Variable Life Separate        Income Builder II Variable Annuity"
.. AIM V.I. Growth Fund                    Account                                      and "Portfolio Select Variable
.. AIM V.I. Core Equity Fund                                                            Annuity"
.. AIM V.I. International Growth Fund      PFL Variable Life Account A             .    Transamerica Life Insurance Company
.. AIM V.I. Premier Equity Fund                                                         Policy Form No. WL851 136 58 699
                                          Separate Account VA A                        under the marketing name "Legacy
                                                                                       Builder Plus"
                                          PFL Corporate Account One (1940 Act     .    Transamerica Life Insurance Company
                                          Exclusion)                                   Policy Form No. APUL0600 699 under
                                                                                       the marketing name "Variable
                                                                                       Protector"
                                                                                  .    Transamerica Life Insurance Company
                                                                                       Policy Form No. AV337 101 100397
                                                                                       under the marketing name "The Atlas
                                                                                       Portfolio Builder Variable Annuity"
                                                                                  .    Advantage V, Variable Universal
                                                                                       Life Policy (1933 Act Exempt)
--------------------------------------------------------------------------------------------------------------------------

                                SERIES II SHARES

--------------------------------------------------------------------------------------------------------------------------
            Funds Available                          Separate Accounts                         Policies Funded
           Under the Policies                       Utilizing the Funds                   by the Separate Accounts
--------------------------------------------------------------------------------------------------------------------------
.. AIM V.I. Balanced Fund                  Separate Account VA B                   .    Transamerica Life Insurance
.. AIM V.I. Basic Value Fund                                                            Company Policy Form No. AV720 101
.. AIM V.I. Blue Chip Fund                                                              148 102 under the marketing name
.. AIM V.I. Capital Appreciation Fund                                                   "Transamerica Landmark Variable
.. AIM V.I. Dent Demographic Trends Fund                                                Annuity"
.. AIM V.I. Government Securities Fund                                             .    Transamerica Life Insurance
.. AIM V.I. Growth Fund                                                                 Company Policy Form No. AV400 101
.. AIM V.I. Core Equity Fund                                                            107 198 under the marketing name
.. AIM V.I. Mid Cap Core Equity Fund                                                    "Transamerica Freedom Variable
.. AIM V.I. Premier Equity Fund                                                         Annuity"
--------------------------------------------------------------------------------------------------------------------------

                           SERIES II SHARES continued...

--------------------------------------------------------------------------------------------------------------------------
             Funds Available                         Separate Accounts                         Policies Funded
           Under the Policies                       Utilizing the Funds                   by the Separate Accounts
--------------------------------------------------------------------------------------------------------------------------
.. AIM V.I. Balanced Fund                  Separate Account VA C                   .    Transamerica Life Insurance Company
.. AIM V.I. Basic Value Fund                                                            Policy Form No. AV710 101 147 102
.. AIM V.I. Blue Chip Fund                 Separate Account VA D                        under the marketing name
.. AIM V.I. Capital Appreciation Fund                                                   "Transamerica EXTRA Variable
.. AIM V.I. Dent Demographic Trends Fund   Separate Account VA F                        Annuity"
.. AIM V.I. Government Securities Fund                                             .    Transamerica Life Insurance Company
.. AIM V.I. Growth Fund                    Separate Account VA I                        Policy Form No. AV474 101 122 1099
.. AIM V.I. Core Equity Fund                                                            under the marketing name
  AIM V.I. Mid Cap Core Equity Fund       Separate Account VA J                        "Transamerica Access Variable
.. AIM V.I. Premier Equity Fund                                                         Annuity"
.. AIM V.I. International Growth Fund      Separate Account VA K                   .    Transamerica Life Insurance Company
                                                                                       Policy Form No. AV288 101 95 796
                                          Separate Account VA L                        under the marketing name "Premier
                                                                                       Asset Builder Variable Annuity"
                                          Separate Account VA P                   .    Transamerica Life Insurance Company
                                                                                       Policy Form No. AV288 101 95 796
                                          Retirement Builder Variable Annuity          under the marketing name
                                          Account                                      "Principal-Plus Variable Annuity"
                                                                                  .    Transamerica Life Insurance Company
                                          Separate Account VA Q                        Policy Form No. AVI 200 1 0100
                                                                                       under the marketing name "Immediate
                                          Separate Account VA R                        Income Builder II"
                                                                                  .    Transamerica Life Insurance Company
                                          Separate Account VA S                        policy Form No. AV721 101 149 1001
                                                                                       under the marketing name
                                                                                       "Retirement Income Builder - BAI
                                                                                       Variable Annuity"
                                                                                  .    Transamerica Life Insurance Company
                                                                                       Policy Form No. AV721 101 149 1001
                                                                                       under the marketing name
                                                                                       "Transamerica Preferred Advantage
                                                                                       Variable Annuity"
                                                                                  .    Transamerica Life Insurance Company
                                                                                       Policy Form No. AV721 101 149 1001
                                                                                       under the marketing names:
                                                                                       "Transamerica Opportunity Builder"
                                                                                       and "Transamerica Traditions"
                                                                                  .    Transamerica Life Insurance Company
                                                                                       Policy Form No. AV288 101 95 796
                                                                                       under marketing name: "Portfolio
                                                                                       Select Variable Annuity"
                                                                                  .    Transamerica Life Insurance Company
                                                                                       Form No. AV864 101 165 103
                                                                                  .    Transamerica Life Insurance Company
                                                                                       Form No. AV1025 101 178 903
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

                           SERIES II SHARES continued...

--------------------------------------------------------------------------------------------------------------------------
             Funds Available                         Separate Accounts                         Policies Funded
           Under the Policies                       Utilizing the Funds                   by the Separate Accounts
--------------------------------------------------------------------------------------------------------------------------
                                                                                  .    Transamerica Life Insurance Company
                                                                                       Form No. AV865 101 167 103 under
                                                                                       the marketing name "Huntington
                                                                                       Allstar Select"
--------------------------------------------------------------------------------------------------------------------------

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective date: December 1, 2003

                                          AIM VARIABLE INSURANCE FUNDS


Attest: /s/ Jim A. Coppedge               By: /s/ Robert H. Graham
        -------------------------------       ----------------------------------
Name:   Jim A. Coppedge                   Name:  Robert H. Graham
Title:  Assistant Secretary               Title: President


                                          AIM DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace             By: Illegible
        -------------------------------       ----------------------------------
Name:   P. Michelle Grace                 Name:  Illegible
Title:  Assistant Secretary               Title: President


                                          TRANSAMERICA LIFE INSURANCE COMPANY


Attest: /s/ Teresa A. Peplowski           By: /s/ John K. Carter
        -------------------------------       ----------------------------------
Name:   Teresa A. Peplowski               Name:  John K. Carter
Title:  Assistant Secretary               Title: Assistant Secretary


                                          AFSG SECURITIES CORPORATION


Attest: /s/ Teresa A. Peplowski           By: /s/ Priscilla I. Hechler
        -------------------------------       ----------------------------------
Name:   Teresa A. Peplowski               Name:  Priscilla I. Hechler
Title:  Assistant Secretary               Title: Assistant Vice President and
                                                 Assistant Secretary